SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported) April 19, 2006

Commission	Registrant, Address of Principal Executive	I.R.S. employer	State of
File Number	Offices and Telephone Number	Identification Number	Incorporation

1-08788	SIERRA PACIFIC RESOURCES	88-0198358	Nevada
P. O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

2-28348	NEVADA POWER COMPANY	88-0420104	Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 367-5000

0-00508	SIERRA PACIFIC POWER COMPANY	88-0044418	Nevada
P. O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

None
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

2.03 — Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Nevada Power Company
     On April 19, 2006, Nevada Power Company (“NPC”), a wholly owned subsidiary of Sierra Pacific Resources (“SPR”), amended its existing $500 million Second Amended and Restated Credit Agreement with Wachovia Bank, National Association, as Administrative Agent, which was entered into on November 4, 2005, to increase the amount of the revolving credit facility by $100 million, for a total amount of $600 million, maturing November 4, 2010. There were no other material changes to the terms of the initial Credit Agreement. Borrowings under this revolving credit facility will be used for NPC’s general corporate purposes, including increasing liquidity and for the purchase of fuel and power. NPC issued an additional $100 million General and Refunding Mortgage Bond, Series K, due November 4, 2010 to secure the increase in commitments under the revolving credit facility. As of April 19, 2006, NPC had $130.2 million outstanding under the revolving credit facility, which amount includes $55.2 million of letters of credit. For additional information on the terms of the revolving credit facility, see NPC’s Annual Report on Form 10-K for the year ended December 31, 2005.
Sierra Pacific Power Company
     On April 19, 2006, Sierra Pacific Power Company (“SPPC”), a wholly owned subsidiary of SPR, amended its existing $250 million Amended and Restated Credit Agreement with Wachovia Bank, National Association, as Administrative Agent, which was entered into on November 4, 2005, to increase the amount of the revolving credit facility by $100 million, for a total amount of $350 million, maturing November 4, 2010. There were no other material changes to the terms of the initial Credit Agreement. Borrowings under this revolving credit facility will be used for SPPC’s general corporate purposes, including increasing liquidity and for the purchase of fuel and power. SPPC issued an additional $100 million General and Refunding Mortgage Bond, Series L, due November 4, 2010 to secure the increase in commitments under the revolving credit facility. As of April 19, 2006, SPPC had $12.2 million of letters of credit outstanding under the revolving credit facility. For additional information on the terms of the revolving credit facility, see SPPC’s Annual Report on Form 10-K for the year ended December 31, 2005.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

Sierra Pacific Resources (Registrant)
Date: April 20, 2006	By:	/s/ John E. Brown
John E. Brown
Controller

Nevada Power Company (Registrant)
Date: April 20, 2006	By:	/s/ John E. Brown
John E. Brown
Controller

Sierra Pacific Power Company (Registrant)
Date: April 20, 2006	By:	/s/ John E. Brown
John E. Brown
Controller